UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported): June 29, 2007
AMERICAN RAILCAR INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51728	43-1481791
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (636) 940-6000
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 29, 2007, American Railcar Industries, Inc. (“ARI” or the “Company”), through a wholly-owned subsidiary (the “ARI Member”), entered into an agreement with a wholly-owned subsidiary (the “ASF Member”) of Amsted Industries Incorporated, a Delaware corporation, to form a joint venture to manufacture and sell railcar axles at a facility to be constructed by the joint venture.
The joint venture will initially be owned 50% by the ARI Member and 50% by the ASF Member. The ARI Member and the ASF Member have each agreed to make equal initial capital contributions to the joint venture and to cooperate in the financing of the construction of the facility. There can be no assurance that the parties will be able to obtain such financing on favorable terms, if at all. If the parties are unable to obtain sufficient financing, each has agreed to contribute its pro rata share of the funds necessary to complete the construction. The joint venture agreement contemplates that the ASF Member will market and sell the axles manufactured by the joint venture, less that portion of the production that ARI expects to purchase for use on railcars that it produces. It is currently anticipated that construction of the axle plant would start during the second half of 2007 and that the plant would be operational by the end of 2008.
The above description of the joint venture agreement is qualified in its entirety by reference to the text of the agreement, a copy of which is attached hereto as Exhibit 10.49 and is incorporated herein by reference.
Forward Looking Statement Disclaimer
This report contains statements relating to future business prospects, events and plans that are “forward—looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s estimates and assumptions only as of the date of this press release. Such statements include, without limitation, statements regarding the anticipated construction schedule for the new plant. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company’s forward-looking statements. Construction of the new plant is subject to risks, including without limitation the risk that the joint venture partners may not be able to obtain adequate or timely financing for the plant, as well as delays, unexpected costs and other risks typically associated with such construction, which could impair or prevent the partners’ ability to achieve any anticipated benefits associated with the joint venture. Other potential risks and uncertainties relating to the Company’s business are described in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this report, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.49	Axle Manufacturing, LLC — Limited Liability Company Agreement

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2007	American Railcar Industries, Inc.
	By:	/s/ James J. Unger
		Name:	James J. Unger
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.49	Axle Manufacturing, LLC — Limited Liability Company Agreement